Exhibit 10.1

FIFTEENTH AMENDMENT TO

LOAN AGREEMENT

THIS FIFTEENTH AMENDMENT TO LOAN AGREEMENT (the “Amendment”) dated as of August 24, 2006 between NVR MORTGAGE FINANCE, INC., a Virginia corporation (“Borrower”), and U.S. BANK NATIONAL ASSOCIATION, as agent (the “Agent”) for the Lenders that are parties to the Loan Agreement referred to below, and U.S. Bank National Association, as a Lender.

WITNESSETH THAT:

WHEREAS, the Borrower, the Lenders and the Agent are parties to a Loan Agreement dated as of September 7, 1999, as amended by a Consent, Waiver and First Amendment to Loan Agreement dated as of November 19, 1999, a Second Amendment to Loan Agreement and Second Amendment to Pledge and Security Agreement dated as of September 1, 2000, a Third Amendment to Loan Agreement dated as of February 16, 2001, a Fourth Amendment to Loan Agreement dated as of August 31, 2001, a Fifth Amendment to Loan Agreement dated as of November 1, 2001, a Consent, Waiver and Sixth Amendment to Loan Agreement dated as of December 14, 2001, a Seventh Amendment to Loan Agreement dated as of May 17, 2002, an Eighth Amendment to Loan Agreement dated as of August 15, 2002, a Ninth Amendment to Loan Agreement dated as of April 16, 2003, a Tenth Amendment to Loan Agreement dated as of August 28, 2003, an Eleventh Amendment to Loan Agreement dated as of August 26, 2004, a Twelfth Amendment to Loan Agreement dated as of October 22, 2004, a Thirteenth Amendment to Loan Agreement dated as of August 25, 2005 and a Fourteenth Amendment to Loan Agreement dated as of December 15, 2005 (as so amended, the “Loan Agreement”), pursuant to which the Lenders provide the Borrower with a revolving mortgage warehousing credit facility,

WHEREAS, the Borrower has requested the addition of Washington Mutual Bank, FA (the “New Lender”) as a New Lender under the Loan Agreement and has requested certain other changes in the Loan Agreement and the Lenders are willing to add the New Lender and to make the other changes upon the terms and subject to the conditions hereof.

NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the undersigned Lenders and the Agent agree as follows:

1. Certain Defined Terms. Each capitalized term used herein without being defined herein that is defined in the Loan Agreement shall have the meaning given to it therein.

2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) Schedule 1.1(a) to the Loan Agreement is hereby amended and restated to read as set forth in Exhibit A attached hereto.

(b) The definition of “Borrowing Base” in Section 1.1 of the Loan Agreement is hereby amended to amend clause (vi) thereof in its entirety to read as follows

(vi) Wet Mortgage Loans shall be (A) during the period commencing on the third to last Business Day of any calendar month and continuing through and including the fourth Business Day of the following calendar month, 75% of the then Total Commitment, and (B) at any other time, 40% of the then Total Commitment, and

(c) The definition of “Eligible Mortgage Loan” in Section 1.1 of the Loan Agreement is hereby amended to amend clause (o) thereof by deleting therefrom the phrase “21 days” and inserting in its place the phrase “20 days”.

(d) The definition of “Scheduled Termination Date” in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Scheduled Termination Date” means August 23, 2007

(e) The definition of “Super Jumbo Loan” in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Super Jumbo Loan” means a Mortgage Loan, the original principal amount of which is greater than $1,000,000 but no greater than $2,000,000, which complies with all applicable requirements for purchase under the FNMA or FHLMC standard form of conventional mortgage purchase contract then in effect, except that the amount of such loan is greater than the maximum loan amount under such requirements.

(f) Section 2.11 (c) of the Loan Agreement is hereby amended in its entirety to read as follows:

(c) LIBOR Segments. A LIBOR Segment consisting of any portion of a Construction/Lot Loan Tranche shall bear interest at a rate per annum equal to the sum of LIBOR plus 1.125% per annum. A LIBOR Segment consisting of any portion of a Gestation Loan Tranche shall bear interest at a rate per annum equal to the sum of LIBOR plus 0.65% per annum. A LIBOR Segment consisting of any portion of a Regular Tranche shall bear interest at a rate per annum equal to the sum of LIBOR plus 1.00% per annum.

(g) The Trust Receipt, Attachment 6 to the Pledge and Security Agreement, is amended in its entirety to read as set forth on Exhibit B hereto.

3. Concerning the New Lender

(a) Addition of New Lender. Subject to Section 4 hereof, upon and after the Effective Date (defined below), the New Lender hereby assumes, adopts and agrees to become a party, as a Lender, to the Loan Agreement and to each other Loan Document to which the Lenders are parties and for all purposes thereof, with a Commitment Amount as stated in the amended Schedule 1.1(a) to the Loan Agreement attached hereto as Exhibit A, and the parties hereto, other than the New Lender, each acknowledge and consent to such actions by the New Lender. Upon and after the Effective Date, the New Lender shall be a Lender under the Loan Agreement and the other Loan Documents to which the Lenders are parties and shall have all of the rights, privileges and benefits of a Lender under the Loan Agreement and the other Loan Documents, and all of the duties of a Lender thereunder, in each case as if such New Lender had been initially a party to the Loan Agreement. Upon the Effective Date (defined below), the New Lender shall make Warehouse Advances as calculated by the Agent so that its outstanding Warehouse Advances are equal to its ratable share of all Warehouse Advances outstanding on such date and the Agent shall distribute the proceeds of such Warehouse Advances to the other Lenders in accordance with their ratable share of all Warehousing Advances outstanding on the Effective Date, in each case after giving effect to this Amendment, but prior to any additional Warehousing Advances requested by the Borrower to be made on the Effective Date.

(b) Interest and Fees. From and after the Effective Date, all interest and all facility fees accrued under Section 2.4(a) of the Loan Agreement for the billing period in which the Effective Date falls shall be paid to the Agent as provided in the Loan Agreement, and distributed by the Agent (i) with respect to amounts accrued before the Effective Date, to the Lenders (other than the New Lender) and (ii) with respect to amounts accrued on or after the Effective Date, to the New Lender and the other Lenders, in accordance with the terms of the Loan Agreement.

(c) Copies of Loan Documents. The Agent represents and warrants to the New Lender that the copies of the Loan Documents and the related agreements, certificates, and opinion letters previously delivered to such the New Lender are true and correct copies of the Loan Documents and related agreements, certificates, and opinion letters executed by and/or delivered in connection with the closing of the credit facilities contemplated by the Loan Agreement, other than the Agent Fee Letter.

(d) No Representation or Warranty by Lenders. The New Lender agrees and acknowledges that no Lender nor the Agent (i) make any representation or warranty and assume no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the Loan Documents or any other instrument or document furnished pursuant thereto and (ii) make any representation or warranty and assume any responsibility with respect to the financial condition of the Borrower, or the performance or observance by the Borrower or any other Person of any of their respective obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

(e) No Reliance By New Lender. The New Lender (i) confirms to each other Lender and the Agent that it has received a copy of the Loan Documents together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; and (ii) acknowledges that it has, independently and without reliance upon the Agent or any other Lender and instead in reliance upon its own review of such documents and information as the New Lender deems appropriate, made its own credit analysis and decision to enter into this Amendment and the Loan Documents and agrees that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as the New Lender shall deem appropriate at the time, continue to make its own credit decision in taking or not taking action under the Loan Documents.

4. Conditions to Effectiveness of this Amendment. This Amendment shall be effective as of the date first above written (the “Effective Date”), provided the Agent shall have received at least nine (9) counterparts of this Amendment, a new Committed Warehouse Promissory Note in favor of the Agent and each Lender, each duly executed by the Borrower and, as to this Amendment, the undersigned Lenders, and the following conditions are satisfied:

(a) Before and after giving effect to this Amendment, the representations and warranties of the Borrower in Section 5 of the Loan Agreement and Section 5 of the Security Agreement shall be true and correct as though made on the date hereof, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement.

(b) Before and after giving effect to this Amendment, no Event of Default and no Default shall have occurred and be continuing.

(c) No material adverse change in the business, assets, financial condition or prospects of the Borrower shall have occurred since June 30, 2006.

(d) The Agent shall have received the following, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

(i) a copy of resolutions of the Board of Directors of the Borrower, certified by its respective Secretary or Assistant Secretary, authorizing or ratifying the execution, delivery and performance of this Amendment;

(ii) a certified copy of any amendment or restatement of the Articles of Incorporation or the Bylaws of the Borrower made or entered following the date of the most recent certified copies thereof furnished to the Lenders; and

(iii) such other documents, instruments and approvals as the Agent may reasonably request.

5. Acknowledgments. The Borrower and the undersigned Lenders each acknowledge that, as amended hereby, the Loan Agreement remains in full force and effect with respect to the Borrower and the Lenders, and that each reference to the Loan Agreement in the Loan Documents shall refer to the Loan Agreement, as amended hereby. The Borrower confirms and acknowledges that it will continue to comply with the covenants set out in the Loan Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Loan Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement. The Borrower represents and warrants that (i) the execution, delivery and performance of this Amendment is within its corporate powers and have been duly authorized by all necessary corporate action; (ii) this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors’ rights generally and general principles of equity) and (iii) no Events of Default or Default exist.

6. General.

(a) The Borrower agrees to reimburse the Agent upon demand for all reasonable expenses (including filing and recording costs and fees, charges and disbursements of outside counsel to the Agent (determined on the basis of such counsel’s generally applicable rates, which may be higher than the rates such counsel charges the Agent in certain matters) and/or the allocated costs of in-house counsel incurred from time to time) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Lenders harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Loan Agreement.

(b) This Amendment may be executed in several counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

(c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

(d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

(e) This Amendment shall be binding upon the Borrower, the Lenders, the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders, the Agent and the successors and assigns of the Lenders and the Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

NVR MORTGAGE FINANCE, INC.

By:	William J. Inman

Its:	President

U.S. BANK NATIONAL ASSOCIATION, as
Agent and Lender

By:	William J. Umscheid

Its:	Vice President

JPMORGAN CHASE BANK

By:	Cynthia E. Crites

Its:	Vice President

GUARANTY BANK

By:	Jenny Ray Stilwell

Its:	Vice President

NATIONAL CITY BANK, as successor by merger to NATIONAL CITY BANK OF
KENTUCKY

By:	Mary Jo Reiss

Its:	Vice President

COMERICA BANK

By:	Steve D. Clear

Its:	Officer

WASHINGTON MUTUAL BANK, F.A.

By:	Rodney Davis

Its:	Vice President

Exhibit A-Schedule 1.1(a)

Commitment Schedule as of the Effective Date

Commitment
Lender	Amount

U.S. Bank National Association Mortgage Banking Services U.S. Bank Place 800 Nicollet Mall Mail Station BC-MN-H03B Minneapolis, Minnesota 55402 Attention: William Umscheid Telephone: 612-303-3575 Telecopy: 612-303-2253	$45,000,000

JPMorgan Chase Bank 707 Travis – 6 CBBN 91 Houston, TX 77002-8091 Attention: Ms. Cynthia E. Crites Telephone: 713-216-4425 Telecopy: 713-216-1567	$40,000,000

Guaranty Bank 8333 Douglas, 11th Floor Dallas, Texas 75225 Attention: Trey Worley Telephone: 214-360-1612 Telecopy: 214-360-4892	$25,000,000

Comerica Bank Comerica Tower at Detroit Center 500 Woodward Avenue Detroit, MI 48226 Attention: Steve D. Clear Telephone: 313-222-3042 Telecopy: 313-222-9295	$25,000,000

National City Bank 101 South 5th Street Louisville, KY 40202 Attention: Mary Jo Reiss Telephone: 502-581-4197 Telecopy: 502-581-4154	$20,000,000

Washington Mutual Bank FA 20 North Wacker Drive, Suite 3410 Chicago, IL 60606 Attn: Rodney Davis Telecopy: 312-782-3731	$20,000,000

TOTAL	$175,000,000

Exhibit B to Fifteenth Amendment

Attachment 6 to
Pledge and Security Agreement

TRUST RECEIPT

Temporary Release of Collateral

The undersigned hereby acknowledges receipt this       day of      ,    _, from U.S. Bank National Association (the “Agent”) of the following described property (hereinafter called “Collateral”):

Loan #       Mortgagor Name:

The undersigned represents, warrants and agrees that:

1. The undersigned has requested and obtained possession of the Collateral from the Agent for the purpose set forth below and for no other purpose:

Correction of:

2. The Collateral and the proceeds thereof are and will remain subject to the security interest held by the Agent and the undersigned will keep the Collateral and any such proceeds segregated and identifiable and free and clear of all liens, charges and encumbrances.

3. The Collateral will be redelivered to the Agent or its designee as soon as the purpose for which possession was taken has been accomplished, and in any event within twenty (20) days from the date of taking possession.

4. In the event of any default in the performance of any term or condition of this Trust Receipt, all or any part of the indebtedness secured by the Collateral may be declared immediately due and payable without notice or demand.

5. Additional limitations, if any:

NVR MORTGAGE FINANCE, INC.

By

Its